                                                                   EXHIBIT 10.11

                             GAS TRANSPORTATION AGREEMENT



THIS AGREEMENT is made and entered into this 30th day of April, 1997, by and between PACIFIC GAS TRANSMISSION COMPANY, a California Corporation (hereinafter referred to as "PGT"),

                                         and

CASCADE NATURAL GAS CORPORATION, a corporation existing under the laws of the State of Washington (hereinafter referred to as "Shipper").

          WHEREAS, PGT owns and operates a natural gas pipeline transmission system which extends from a point of interconnection with the pipeline facilities of Alberta Natural Gas Company Ltd. (ANG) at the International Boundary near Kingsgate, British Columbia, through the states of Idaho, Washington and Oregon to a point of interconnection with Pacific Gas and Electric Company at the Oregon-California border near Malin, Oregon; and

          WHEREAS, Shipper desires PGT, on an interruptible basis, to transport certain quantities of natural gas as indicated in Exhibit A and

          WHEREAS, PGT is willing to transport certain quantities of natural gas for Shipper, on an interruptible basis,

          NOW, THEREFORE, the parties agree as follows:

                                          I
                                GOVERNMENTAL AUTHORITY

          1.1 This Interruptible Transportation Agreement ("Agreement") is made pursuant to the regulations of the Federal Energy Regulatory Commission (FERC) contained in 18 CFR Part 284, Subpart G, as amended from time to time.

          1.2 This Agreement is subject to all valid legislation with respect to the subject matters hereof, either state or federal, and to all valid present and future decisions, orders, rules, regulations and ordinances of all duly constituted governmental authorities having jurisdiction.

          1.3 Shipper shall reimburse PGT for any and all filing fees incurred by PGT in seeking governmental authorization for the initiation, extension, or termination of service under this Agreement and Rate Schedule ITS-1. Shipper shall reimburse PGT for such fees at PGT's designated office within ten (10) days of receipt of notice from PGT that such fees are due and payable. Additionally, Shipper shall reimburse PGT for any and all penalty fees or fines assessed PGT caused by the negligence of Shipper in not obtaining all proper Canadian and domestic import/export licenses, surety bonds or any other documents and approvals related to the Canadian exportation and subsequent domestic importation of natural gas transported by PGT hereunder.

                                          II
                       QUANTITY OF GAS AND PRIORITY OF SERVICE

          2.1 Subject to the terms and provisions of this Agreement and PGT's Transportation General Terms and Conditions applicable to Rate Schedule ITS-1, daily receipts of gas by PGT from Shipper at the point(s) of receipt shall be equal to daily deliveries of gas by PGT to Shipper at the point(s) of delivery; provided, however, Shipper shall deliver to PGT an additional quantity of natural gas at the point(s) of receipt as compressor station fuel, line loss and unaccounted for gas as specified in the Exhibit A attached hereto. Any limitations of the quantities to be received from each point of receipt and/or delivered to each point of delivery shall be as specified on the Exhibit A attached hereto. The service under this Agreement shall be conditioned upon the availability of capacity sufficient to provide the service without detriment or disadvantage to those customers of PGT that have a higher priority of service.

          2.2 The maximum quantities of gas to be received for Shipper's account at the point(s) of receipt and to be delivered by PGT to the point(s) of delivery are set forth in Exhibit A.

          2.3 In providing service to its existing or new customers, PGT will use the priorities of service specified in Paragraph 18 of PGT's Transportation General Terms and Conditions on file with the FERC.

            2.4 Prior to initiation of service, Shipper shall provide PGT with any information required by the FERC, as well as all information identified in PGT's Transportation General Terms and Conditions applicable to Rate Schedule ITS-1.

                                         III
                                  TERM OF AGREEMENT

          3.1 This Agreement shall become effective May 1, 1997, and shall continue in full force and effect until May 1, 2007, and year to year thereafter until canceled by ninety (90) day prior written notice given by either party to the other.

                                          IV
                            POINTS OF RECEIPT AND DELIVERY

          4.1 The point(s) of receipt of gas deliveries to PGT is as designated in Exhibit A, attached hereto.

          4.2 The point(s) of delivery of gas to Shipper is as designated in Exhibit A, attached hereto.

          4.3 Shipper shall deliver or cause to be delivered to PGT the gas to be transported hereunder at pressures sufficient to deliver such gas into PGT's system at the point(s) of receipt. PGT shall deliver the gas to be transported hereunder to or for the account of Shipper at the pressures existing in PGT's system at the point(s) of delivery.

                                          V
                                 OPERATING PROCEDURES

          5.1 Shipper shall conform to the operating procedures set forth in PGT's Transportation General Terms and Conditions.

          5.2 Nothing in Section 5.1 shall compel PGT to transport gas pursuant to Shipper's request on any given day. PGT shall have the right to interrupt or curtail the transport of gas for the account of Shipper pursuant to PGT's Transportation General Terms and Conditions applicable to Rate Schedule ITS-1.

                                          VI
                               RATE(S), RATE SCHEDULES,
                     AND GENERAL TERMS AND CONDITIONS OF SERVICE

          6.1 Shipper shall pay PGT each month for services rendered pursuant to this Agreement in accordance with PGT's Rate Schedule ITS-1, or superseding rate schedule(s), on file with and subject to the jurisdiction of FERC. A summary of the transportation charges is provided on Exhibit A attached hereto.

          6.2 Shipper shall compensate PGT each month for compressor station fuel, line loss and other unaccounted for gas associated with this transportation service provided herein in accordance with PGT's Rate Schedule ITS-1, or superseding rate schedule(s), on file with and subject to the jurisdiction of FERC. A summary of the percentages of gas to be furnished by Shipper for PGT's system fuel and losses is provided on Exhibit A attached hereto.

          6.3 This Agreement in all respects shall be and remains subject to the applicable provisions of Rate Schedule ITS-1, or superseding rate schedule(s) and of the applicable Transportation General Terms and Conditions of PGT's FERC Gas Tariff Original Volume No. 1-A on file with the FERC, all of which are by this reference made a part hereof.

          6.4 PGT shall have the unilateral right from time to time to propose and file with FERC such changes in the rates and charges applicable to transportation services pursuant to this Agreement, the rate schedule(s) under which this service is hereunder provided, or any provisions of PGT's Transportation General Terms and Conditions applicable to such services. Shipper shall have the right to protest any such changes proposed by PGT and to exercise any other rights that Shipper may have with respect thereto.

                                         VII
                                    MISCELLANEOUS

          7.1 This Agreement shall be interpreted according to the laws of the State of California.

          7.2 Shipper warrants that upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit A attached hereto.

          7.3 Shipper agrees to indemnify and hold PGT harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

          7.4 Unless herein provided to the contrary, any notice called for in this Agreement shall be in writing and shall be considered as having been given if delivered by registered mail or telex with all postage or charges prepaid, to either PGT or Shipper at the place designated below. Routine communications, including monthly statements and payment, shall be considered as duly delivered when received by ordinary mail. Unless changed, the addresses of the parties are as follows:

          "PGT"          PACIFIC GAS TRANSMISSION
                         2100 SW River Parkway
                         Portland, Oregon 97201
                         Attention:     James E. Robbins
                                        Manager, Gas Transportation & Services

          "Shipper"
          (Notices)      CASCADE NATURAL GAS CORPORATION
                         222 Fairview Avenue N.
                         Seattle, WA  98109
                         Attention:  Melissa Whitten

          (Invoices)     CASCADE NATURAL GAS CORPORATION
                         222 Fairvew Avenue N.
                         Seattle, WA  98109
                         Attention:  King Oberg

          7.5 A waiver by either party of any one or more defaults by the other hereunder shall not operate as a waiver of any future default or defaults, whether of a like or of a different character.

          7.6 This Agreement may only be amended by an instrument in writing executed by both parties hereto.

          7.7 Nothing in this Agreement shall be deemed to create any rights or obligations between the parties hereto after the expiration of the term set forth herein, except that termination of this Agreement shall not relieve either party of the obligation to correct any quantity imbalances or Shipper of the obligation to pay any amounts due hereunder to PGT.

          7.8 Exhibit A attached hereto is incorporated herein by reference and made a part hereof for all purposes.

          IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                         PACIFIC GAS TRANSMISSION COMPANY

                         By:
                             --------------------------

                         Name: James E. Robbins

                         Title:    Manager, Gas Transportation & Services



                         CASCADE NATURAL GAS CORPORATION

                         Contract electronically signed on Pacific Trail-TM-

                         By:                 Mark Vaughan

                         Date signed:        04/30/1997



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

                                      EXHIBIT A
                    TO THE INTERRUPTIBLE TRANSPORTATION AGREEMENT
                            DATED APRIL 30, 1997, BETWEEN
                           PACIFIC GAS TRANSMISSION COMPANY
                       AND CASCADE NATURAL GAS CORPORATION (1)


                                                       MDQ Delivered (2)
Receipt Point            Delivery Point        Summer MMBtu/d   Winter MMBtu/d
-------------            --------------        --------------   --------------

Kingsgate, B.C.          Moyie Springs, ID         50,000          50,000
Kingsgate, B.C.          Bonner's Ferry, ID        50,000          50,000
Kingsgate, B.C.          Schweitzer, ID            50,000          50,000
Kingsgate, B.C.          Sandpoint, ID             50,000          50,000
Kingsgate, B.C.          Athol, ID                 50,000          50,000
Kingsgate, B.C.          Rathdrum, ID              50,000          50,000
Kingsgate, B.C.          Rathdrum CT, ID           50,000          50,000
Kingsgate, B.C.          Spokane NPC, WA           50,000          50,000
Kingsgate, B.C.          Spokane WWP, WA           50,000          50,000
Kingsgate, B.C.          Mica, WA                  50,000          50,000
Kingsgate, B.C.          Spangle, WA               50,000          50,000
Kingsgate, B.C.          Rosalia, WA               50,000          50,000
Kingsgate, B.C.          St. John, WA              50,000          50,000
Kingsgate, B.C.          Palouse, WA               50,000          50,000
Kingsgate, B.C.          Lacrosse, WA              50,000          50,000
Kingsgate, B.C.          Wallula, WA               50,000          50,000
Kingsgate, B.C.          Kosmos Farm, OR           50,000          50,000
Kingsgate, B.C.          Stanfield Exchange, OR    50,000          50,000
Kingsgate, B.C.          Stanfield City Tap, OR    50,000          50,000
Kingsgate, B.C.          South Hermiston, OR       50,000          50,000
Kingsgate, B.C.          Coyote Springs, OR        50,000          50,000
Kingsgate, B.C.          Boardman, OR              50,000          50,000
Kingsgate, B.C.          Madras, OR                50,000          50,000
Kingsgate, B.C.          Prineville, OR            50,000          50,000
Kingsgate, B.C.          Redmond, OR               50,000          50,000
Kingsgate, B.C.          Bend, OR                  50,000          50,000
Kingsgate, B.C.          South Bend, OR            50,000          50,000
Kingsgate, B.C.          Stearns, OR               50,000          50,000
Kingsgate, B.C.          LaPine,OR                 50,000          50,000
Kingsgate, B.C.          Gilchrist, OR             50,000          50,000
Kingsgate, B.C.          Chemult, OR               50,000          50,000
Kingsgate, B.C.          Diamond Junction, OR      50,000          50,000
Kingsgate, B.C.          Klamath Falls, OR         50,000          50,000
Kingsgate, B.C.          Medford, OR               50,000          50,000
Kingsgate, B.C.          Tuscarora, OR             50,000          50,000
Kingsgate, B.C.          Malin, OR                 50,000          50,000
Spokane NPC, WA          Kingsgate, B.C.           50,000          50,000
Spokane NPC, WA          Stanfield Exchange, OR    50,000          50,000

                                                       MDQ Delivered (2)
Receipt Point            Delivery Point        Summer MMBtu/d   Winter MMBtu/d
-------------            --------------        --------------   --------------

Spokane NPC, WA          Tuscarora, OR             50,000          50,000
Spokane NPC, WA          Malin, OR                 50,000          50,000
Spokane WWP, WA          Kingsgate, B.C.           50,000          50,000
Spokane WWP, WA          Stanfield Exchange, OR    50,000          50,000
Spokane WWP, WA          Tuscarora, OR             50,000          50,000
Spokane WWP, WA          Malin, OR                 50,000          50,000
Stanfield Exchange, OR   Kingsgate, BC             50,000          50,000
Stanfield Exchange, OR   Spokane NPC, WA           50,000          50,000
Stanfield Exchange, OR   Spokane WWP, WA           50,000          50,000
Stanfield Exchange, OR   Tuscarora, OR             50,000          50,000
Stanfield Exchange, OR   Malin, OR                 50,000          50,000
Tuscarora, OR            Kingsgate, B.C.           50,000          50,000
Tuscarora, OR            Spokane NPC, WA           50,000          50,000
Tuscarora, OR            Spokane WWP, WA           50,000          50,000
Tuscarora, OR            Stanfield Exchange, OR    50,000          50,000
Tuscarora, OR            Malin, OR                 50,000          50,000
Malin, OR                Kingsgate, B.C.           50,000          50,000
Malin, OR                Spokane NPC, WA           50,000          50,000
Malin, OR                Spokane WWP, WA           50,000          50,000
Malin, OR                Stanfield Exchange, OR    50,000          50,000
Malin, OR                Stanfield City Tap, OR    50,000          50,000
Malin, OR                Medford, OR               50,000          50,000
Malin, OR                Tuscarora, OR             50,000          50,000

                                                            EFFECTIVE MAY 1,1997






1) Rates for transportation service under this Agreement and gas to be supplied by Shipper at Shipper's point(s) of receipt for fuels, line loss, and unaccounted for purposes are listed in the Statement of Effective Rates and Changes of PGT's FERC Gas Tariff, First Revised Volume 1-A, or superseding tariff.
2)   Total Maximum Daily Contract Quantity (delivered) not to exceed 50,000
     MMBtu/d.






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